Related party transactions (Tables)	9 Months Ended
May 31, 2024
Related Party Transactions
Schedule of related parties compensation

	Three months ended May 31,		Nine months ended May 31,
Directors and key management personnel	2024	2023	2024	2023
Remuneration(1)	$429	$438	$1,293	$1,414
Share-based compensation expense	185	410	1,173	1,682
Total directors and key management personnel	$614	$848	$2,466	$3,096
(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.